UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 13, 2010

Commercial Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-27894	34-1787239
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

118 South Sandusky Avenue, Upper Sandusky, Ohio	43351
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(419) 294-5781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  - Submission of Matters to a Vote of Security Holders.

On May 13, 2010, Commercial Bancshares, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The only matter voted upon at the Meeting was the election of three (3) Class I Directors for the Company, to serve a term expiring in 2013. The Company’s nominees to serve as Class I Directors were Robert E. Beach, Deborah J. Grafmiller, and Lee M. Sisler. All three nominees were elected as Class I Directors of the Company. The results of the election were as follows:

Name	For	Withheld

Robert E. Beach	498,441	13,836
Deborah J. Grafmiller	493,332	18,945
Lee M. Sisler	491,102	21,175

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Bancshares, Inc.
(Registrant)

Date May 18, 2010	/s/ David J. Browne
David J. Browne, Corporate Secretary